Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of TimefireVR Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan Read, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Read
Jonathan Read
Chief Executive Officer
(Principal Executive Officer)
Dated: April 9, 2018

In connection with the annual report of TimefireVR Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof, I, Jessica Smith, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jessica Smith
Jessica Smith
Chief Financial Officer
(Principal Financial Officer)
Dated: April 9, 2018